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                                                                   Exhibit 10.12

                             DOCUMENT FOR EXECUTION

                                        Investor Full Name: Robert W. Wyatt, Jr.

                                        Number of Units Purchased: 2

                       REDLINE PERFORMANCE PRODUCTS, INC.

                                 UNIT PLACEMENT

                            (SERIES A PREFERRED STOCK
                                       AND
                         COMMON STOCK PURCHASE WARRANTS)

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                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT

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                                  INSTRUCTIONS

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         To purchase Units from Redline Performance Products, Inc. pursuant to the Confidential Private Placement Memorandum dated March 20, 2001, please: (i) review the Subscription Agreement; (ii) complete Section 4 of the Subscription Agreement regarding accredited investor status; (iii) complete Section 12 of the Subscription Agreement regarding relationships to brokerage firms; (iv) complete, sign and date the appropriate signature page (individual investors should complete, sign and date the individual signature page; entity investors should complete, sign and date the entity signature page); and (v) send your check payable to "Redline Performance Products, Inc." together with the completed Subscription Agreement to: "Redline Private Placement" c/o GunnAllen Financial, Inc., 1715 Westshore Blvd., Suite 700, Tampa, Florida 33607, ATTN:
Corporate Finance.

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             THE COMPANY WILL NOT ACCEPT ANY SUBSCRIPTION AGREEMENT
          THAT IS NOT FULLY AND ACCURATELY COMPLETED, DATED AND SIGNED.

      THIS IS AN IMPORTANT LEGAL DOCUMENT. READ EACH PART OF IT CAREFULLY.

         This Subscription Agreement and Letter of Investment Intent (the "AGREEMENT"), submitted as of the date set forth on the Signature Page, is between Redline Performance Products, Inc., a Minnesota corporation having its principal place of business in Vista, California (the "COMPANY"), and the undersigned investor (the "INVESTOR").

1.) Offer to Purchase. The Investor hereby offers to purchase that number of units (the "UNITS"), each comprised of twenty thousand (20,000) Shares (the "SHARES") of the Company's Series A Preferred Stock and a warrant (the "WARRANT") to purchase five thousand (5,000) shares of the Company's common stock in the form of Attachment A to the Subscription Agreement attached to the Company's Confidential Private Placement Memorandum dated March 20, 2001 which is incorporated herein by reference, set forth on the Signature Page and hereby tenders the Investor's check payable to "Redline Performance Products, Inc." in the aggregate dollar amount set forth on the Signature Page at a per Unit purchase price of Thirty Thousand Dollars ($30,000). The purchase price of each Unit will be allocated as follows: (i) $25,000 for the Shares ($1.25 per share of Series A Preferred Stock) and (ii) $5,000 for each Warrant. By execution hereof, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws. The rights and preferences of the shares of Series A Preferred Stock are set forth in the Statement of Rights and Preferences of Series A Preferred Stock filed with the Minnesota Secretary of State in the form of Attachment B to the Subscription Agreement attached to the Company's Confidential Private Placement Memorandum dated March 20, 2001 which is incorporated herein by reference. Certain rights and obligations of the Investor and all other purchasers of Units or shares of Series A Preferred Stock are set forth in the Investor Rights Provisions in the form of Attachment C to the Subscription Agreement attached to the Company's Confidential Private Placement Memorandum dated March 20, 2001 which is incorporated herein by reference. The Shares, the

                                      B-2.

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         Warrants and the shares of the Company's common stock issuable upon conversion of the Shares or upon exercise of the Warrant are collectively referred to in this Agreement as the "SECURITIES".

2.) Representations and Warranties of the Company. The Company represents and warrants to the Investor the following:

         (a.) The Company is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

         (b.) Prior to any sale of Units by the Company, this Agreement will be duly authorized by all necessary corporate action on behalf of the Company, will be duly executed and delivered by an authorized officer of the Company, and will be a valid and binding agreement on the part of the Company. All corporate action necessary to the authorization, issuance, and delivery of the Shares and Warrants will be taken prior to issuance thereof.

         (c.) The Shares and Warrants, when issued and delivered to the Investor, will be duly authorized, validly issued and outstanding, fully paid, nonassessable.

3.) Representations and Warranties of Investor. The Investor hereby represents and warrants to the Company and its officers, directors, Shareholders, employees and agents as follows:

         (a.) Information About the Company. The Investor has received and reviewed the Company's Confidential Private Placement Memorandum dated March 20, 2001 which includes this Agreement and has obtained all information about the Company as the Investor believes relevant to the decision to purchase the Units. The Investor has also had the opportunity to ask questions of, and receive answers from, the Company or an agent or a representative of the Company concerning the terms and conditions of the investment and the business and affairs of the Company and to obtain any additional information necessary to verify such information, and the Investor has received such information concerning the Company as the Investor considers necessary or advisable in order to form a decision concerning an investment in the Company.

         (b.) Forward-Looking Information. The Investor acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

         (c.) No Review by Federal or State Regulators. The Investor understands that this transaction has not been reviewed or approved by the United States Securities and Exchange Commission (the "COMMISSION") or by any state securities or other authority and, because of the small number of persons solicited to invest in the Units and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to the Investor and the Investor's representatives, such as attorneys, accountants and/or purchaser representatives.

         (d.) High Degree of Risk. The Investor realizes that this investment involves a high degree of risk, including the risk of loss of all investment in the Company.

         (e.) Ability to Bear the Risk. The Investor is able to bear the economic risk of the investment, including the total loss of such investment.

                                      B-3.

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         (f.)    Appropriate Investment. The Investor believes, in light of the information provided pursuant to Section 3(a) above, that investing funds pursuant to the terms of this Agreement is an appropriate and suitable investment for the Investor.

         (g.) Financial Condition. The Investor's current financial condition is such that (and the Investor expects the Investor's financial condition to be such that in the near future) the Investor does not have any present or contemplated need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

         (h.) Business Sophistication. The Investor is experienced and knowledgeable in financial and business matters to the extent that the Investor is capable of evaluating the merits and risks of the prospective investment in the Units. The Investor has obtained, to the extent the Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Units in light of the Investor's financial condition and investment needs. The Investor has been given access to full and complete information regarding the Company and has utilized such access to the Investor's satisfaction for the purpose of obtaining information and, particularly, the Investor has obtained, and has had the opportunity to obtain, information from the Company as set forth in Section 3(a) above.

         (i.) Residency. The Investor is a resident of the state and country set forth on the Signature Page.

         (j.) No Intent to Transfer. The Units are being purchased by the Investor in the Investor's name solely for the Investor's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

         (k.) Subscription. The Investor understands that the payment made to the Company may immediately become funds of and may be used by the Company once accepted. The Company is free to reject any subscription in whole or in part. The Investor understands that if the Company determines to reject this subscription, any funds returned to the Investor will be without deduction therefrom or interest thereon.

         (l.) No General Solicitation. The Investor's purchase of the Units is not the result of any general solicitation or general advertising, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (m.)    Legal Age. The Investor, if an individual, is of legal age.

         (n.) Not Subject to Backup Withholding. The Investor certifies, under penalty of perjury, that the Investor is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: The Investor is subject to backup withholding if: (i) the Investor fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that the Investor furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) the Investor is notified that it is subject to backup withholding; or (iv) the Investor fails to certify that it is not subject to backup withholding or the Investor fails to certify the Investor's Social Security Number or Taxpayer Identification Number.)

                                      B-4.

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         (o.)    Legal Representation. The Investor understands that: (i) the
                 Company has engaged legal counsel to represent the Company in connection with the offer and sale of Securities contemplated herein; and (ii) legal counsel engaged by the Company does not represent the Investor or the Investor's interests. The Investor is not relying on legal counsel engaged by the Company. The Investor has had the opportunity to engage, and obtain advice from, the Investor's own legal counsel with respect to the investment contemplated herein.

THE INFORMATION REQUESTED IN SECTION 4 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT OF 1933 AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL ONLY BE REVIEWED BY THE COMPANY, THE COMPANY'S AGENT FOR THE SALE OF UNITS AND THEIR RESPECTIVE COUNSEL. The Investor agrees to furnish any additional information which the Company and its counsel deems necessary in order to verify the response set forth below.

4.) Accredited Status. The Investor represents and warrants as follows (please INITIAL ALL applicable items):

         (a.)    INDIVIDUALS:

                 X         (i)   The Investor is an individual with a net worth,
                           or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less any debt secured by such property.)

                 X (ii) The Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

                 ___ (iii) The Investor is an individual that had with his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

                 ___ (iv) The Investor is a director or executive officer of the Company.

         (b.) ENTITIES Complete (i) and (ii) below. (Please provide a copy of the entity's charter documents):

                 ___       (i)   The Investor is a (initial one):

                                 ___    (A)    General Partnership

                                 ___    (B)    Limited Liability Partnership

                                 ___    (C)    Limited Partnership

                                 ___    (D)    Limited Liability Company

                                 ___    (E)    Corporation

                                 ___    (F)    Business Trust

                                 ___    (G)    Other Entity (please specify):
                                                  ________________________

                                      B-5.

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                 ___       (ii)  The Investor is an entity, and is an
                           "ACCREDITED INVESTOR" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "ACT"). This representation is based on the following (initial one or more, as applicable):

                                 ___ (A) The Investor (or, in the case of a trust, the Investor trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

                                 ___ (B) The Investor is a broker/dealer registered pursuant to the
                                            Securities Exchange Act of 1934.

                                 ___        (C) The Investor is an insurance
                                            company as defined in Section 2(13)
                                            of the Act.

                                 ___        (D) The Investor is an investment
                                            company registered under the
                                            Investment Company Act of 1940 or a
                                            business development company as
                                            defined in Section 2(a)(48) of that
                                            Act.

                                 ___ (E) The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                                 ___        (F) The Investor is an employee
                                            benefit plan within the meaning of
                                            Title I of the Employee Retirement
                                            Income Security Act of 1974 and
                                            either (initial one or more, as
                                            applicable):

                                            ___      (1) The investment decision
                                                     is made by a plan
                                                     fiduciary, as defined in
                                                     Section 3(21) of such Act,
                                                     which is either a bank,
                                                     savings and loan
                                                     association, insurance
                                                     company, or registered
                                                     investment adviser.

                                            ___      (2) The employee benefit
                                                     plan has total assets in
                                                     excess of $5,000,000.

                                            ___      (3) The plan is a
                                                     self-directed plan with
                                                     investment decisions made
                                                     solely by persons who are
                                                     "Accredited Investors" as
                                                     defined under the Act.

                                 ___        (G) The Investor is a private
                                            business development company as
                                            defined in Section 202(a)(22) of the
                                            Investment Advisers Act of 1940.

                                 ___ (H) The Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Securities of the Company and is one or more of the following (initial one or more, as appropriate):

                                            ___      (1) An organization
                                                     described in Section
                                                     501(c)(3) of the Internal
                                                     Revenue Code.

                                            ___      (2) A corporation.

                                            ___      (3) A Massachusetts or
                                                     similar business trust.

                                            ___      (4) A partnership.

                                            ___      (5) A limited liability
                                                     company.

                                 ___        (I) Investor is an entity, all of
                                            whose equity owners are accredited
                                            investors. (PLEASE PROVIDE WRITTEN
                                            REPRESENTATION OF ACCREDITED
                                            INVESTOR STATUS FROM EACH EQUITY
                                            OWNER.)

                                 ___        (J) The Investor is a trust with
                                            total assets exceeding $5,000,000,
                                            which was not formed for the
                                            specific purpose of investing in the
                                            Company and whose purchase is
                                            directed by a person described in
                                            Rule

                                      B-6.

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                                            506(b)(2)(ii) under the Act. (IF
                                            ONLY THIS ITEM (J) IS CHECKED,
                                            PLEASE CONTACT THE COMPANY TO
                                            RECEIVE AND COMPLETE AN INFORMATION
                                            STATEMENT BEFORE THIS SUBSCRIPTION
                                            CAN BE CONSIDERED BY THE COMPANY).

IF YOU ARE NOT AN ACCREDITED INVESTOR YOU CANNOT PURCHASE ANY UNITS.

IF YOU HAVE INITIALED ANY OF THE FOREGOING, PLEASE PROCEED.

                  ___ (iii) Entities. A REPRESENTATIVE OF AN ENTITY INVESTOR MUST INITIAL HERE. If the Investor is an entity, the individual(s) signing on behalf of the Investor and the Investor, jointly and severally, agree and certify that this Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed by an authorized representative of the Investor, and is a legal, valid, and binding obligation of the Investor enforceable in accordance with its terms.

5.) Investment Purpose in Acquiring the Securities. The Investor and the Company acknowledge that the Securities have not been registered under the Act or applicable state securities laws and that the Securities will be issued to the Investor in reliance on exemptions from the registration requirements of the Act and applicable state securities laws and in reliance on the Investor's and the Company's representations and agreements contained herein. The Investor is acquiring the Securities for the account of the Investor for investment purposes only and not with a view to their resale or distribution. The Investor has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Securities. In making these representations, the Investor understands that, in the view of the Commission, exemption of the Securities from the registration requirements of the Act would not be available if, notwithstanding the representations of the Investor, the Investor has in mind merely acquiring the Securities for resale upon the occurrence or non-occurrence of some predetermined event.

6.) Compliance with Securities Act. The Investor agrees that if the Securities or any part thereof are sold or distributed in the future, the Investor shall sell or distribute them pursuant to the requirements of the Act and applicable state securities laws. The Investor agrees that the Investor will not transfer any part of the Securities without:
         (i) obtaining a "no action" letter from the Commission and applicable state securities commissions; (ii) obtaining an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws; or (iii) registration.

7.) Restriction on Transfer After a Public Offering. The Investor understands that the Company at a future date may file a registration or offering statement (the "REGISTRATION STATEMENT") with the Commission to facilitate a public offering of its securities. The Investor agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the Investor will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Securities beneficially owned by the Investor during the Lockup Period; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Securities beneficially owned by the Investor during the Lockup Period; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Securities. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "LOCKUP PERIOD" shall mean the lesser of 180 days

                                      B-7.

         and the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's common stock. The Lockup Period shall commence on the effective date of the Registration Statement.

8.) Restrictive Legend. The Investor agrees that the Company may place one or more restrictive legends on any certificates evidencing the Securities containing substantially the following language:

                 The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, transferred, assigned, pledged or otherwise distributed for value unless there is an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or the Company receives an opinion of counsel acceptable to the Company stating that such transaction is exempt from registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and under the applicable state securities laws.

                 Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company by the terms of a Subscription Agreement, a copy of which is available for inspection at the offices of the Company.

                 The securities represented by this certificate shall not be transferred to any material competitor, material supplier or material customer of the Company as provided in the terms of a Subscription Agreement and a Certificate of Designation of Rights and Preferences, copies of which are available for inspection at the offices of the Company.

9.) Stop Transfer Order. The Investor agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Securities.

10.) Knowledge of Restrictions upon Transfer of the Securities. The Investor understands that the Securities are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, the Investor must bear the economic risk of an investment in the Securities for an indefinite period of time and may have extremely limited opportunities to dispose of the Securities. The Investor realizes that there will likely be no market for the Securities, and that there are significant restrictions on the transferability thereof.

11.) Lack of Availability of Rule 144 Under the Act. The Investor understands and acknowledges that the Company has no obligation to undertake or complete a public offering of its securities, that even if a public offering is undertaken and successfully completed, the Securities subscribed for hereby will remain subject to the restrictions on transferability described herein, and that even if a public offering is undertaken and completed, the Investor may never be able to sell its Securities pursuant to Rule 144 under the Act.

         The Investor further understands and acknowledges that the Company currently does not file periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, and may not be obligated to file such reports at any time in the future. The Investor also understands that the Company has not agreed to supply such other information as would be

                                      B-8.

         required to enable routine sales of the Securities to be made under the provisions of certain rules respecting "restricted securities," including Rule 144 promulgated under the Act by the Commission. Thus, the Investor has been informed that the Company is not obligated to make publicly available, or to provide the Investor with, the information required by Rule 144.

12.) Relationship to Brokerage Firms. (Please answer the following questions by initialing the appropriate response):

         (a.)    ___ YES X NO: Are you a director, officer, partner, branch manager, registered representative, employee, or shareholder of, or similarly related to or employed by, a brokerage firm?

         (b.)    ___ YES X NO: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, or shareholder of, or similarly related to or engaged by, a brokerage firm?

         (c.)    ___ YES X NO: Do you own 5% or more of the voting securities of any brokerage firm?

         (d.)    ___ YES X NO: If the Investor is an entity, is any director, officer, partner or 5% owner of the Investor also a director, officer, partner, branch manager, registered representative, employee, or shareholder of, or similarly related to or employed by a brokerage firm?

         (If you answered YES to any of the foregoing questions, please attach a written explanation or contact the Company to provide additional information before the Investor's subscription can be considered.)

13.) Delivery of Certificates. Upon acceptance of this Agreement by the Company, a certificate representing Shares and a certificate representing a Warrant will be registered in the name of the Investor and will be delivered to the Investor via certified mail or overnight delivery to the address of the Investor set forth on the Signature Page, or to the Company's agent for the sale of Units who will forward such certificates to the Investor.

14.) Binding Effect. Neither this Agreement nor any interest herein shall be assignable by the Investor without the prior written consent of the Company. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

15.) Representations to Survive Delivery. The representations, warranties and agreements of the Company and of the Investor contained in this Agreement will remain operative and in full force and effect and will survive the receipt of funds by the Company, and the issuance to the Investor of the Securities.

16.) Indemnification. The Investor agrees to indemnify the Company, and each current and future officer, director, employee, agent and shareholder of the Company, against and to hold them harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the Investor contained in this Agreement, including, without limitation, any violation or alleged violation of the registration requirements of the Act or applicable state law in connection with any subsequent sale of the Securities or any portion thereof by Investor.

17.) Additional Information. The Investor shall supply such additional information and documentation relating to Investor and any persons who have any rights or interest in Investor as may be requested by

                                      B-9.

         the Company in order to ensure compliance by the Company with applicable laws. If at any time prior to the Company's execution of this Agreement, an adverse change occurs with respect to the Investor such that the information, representations and warranties of the Investor set forth in this Agreement are no longer accurate, the Investor shall immediately notify the Company of the inaccuracy in writing and shall deliver the updated, accurate information to the Company.

18.)     Miscellaneous Provisions.

         (a.) Arbitration. Any dispute regarding this Agreement or the Investor's investment in the Company (including without limitation claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Units, shall be resolved by binding arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in Minneapolis, Minnesota, U.S.A. pursuant to the Rules and Code of Arbitration of the American Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc. The determination of the arbitrator shall be final and binding on the parties and may be enforced in any court having jurisdiction.

         (b.) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Minnesota without reference to Minnesota conflict of laws provisions. Actions or proceedings litigated in connection with this Agreement, if any, shall be venued exclusively in the state and federal courts located in the County of Hennepin, State of Minnesota.

         (c.) Successors and Assigns. The representations and warranties made by the Investor in this Agreement are binding on the Investor's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Investor's representations or warranties.

         (d.) Notice. All notices or other communications required or permitted hereunder shall be in writing to the address of the Company or of the Investor as set forth on the Signature Page or to such other address as may be communicated by the Company or the Investor pursuant to this paragraph. A written notice or other communication shall be deemed to have been delivered hereunder: (i) if delivered by hand, when such notice is received from the notifying party; (ii) if transmitted by facsimile or timely delivered to an overnight courier, on the next business day following the day so transmitted or delivered; or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. Mail for delivery by certified or registered mail addressed to the other party, or when actually received, whichever occurs earlier.

         (e.) Counterparts. This Agreement may be executed by the Company and by the Investor in separate counterparts, each of which shall be deemed an original.

         (f.) Acceptance. This Agreement is not binding on the Company until accepted in writing by an authorized officer of the Company.

                            (signature page follows)

                                      B-10.

                            INDIVIDUAL SIGNATURE PAGE

         All individual Investors must complete and sign this page. If the individual is investing through an Individual Retirement Account, then both the individual investor and the IRA Custodian must sign this page. Total payment to be made now is the amount on line 8. Where the Units are to be held in joint tenancy or tenancy in common, BOTH PARTIES MUST SIGN AND BOTH SOCIAL SECURITY NUMBERS SHOULD BE INDICATED.

1.  Investor Name(s) (please print): Robert W. Wyatt Jr.

2.  Social Security Number(s):

3. Form of Ownership (e.g., individual, joint tenants in common, community property): individual

4.  Residence Address: 333 Avenida Hacienda, Escondido CA 92029

5.  Mailing Address:_______________________________________________________

6.  Home: Tel. No. (760) 746-1090   ;   Facsimile No. (___)    N/A
    Business: Tel. No.(619) 295-6100;   Facsimile No. (619) 295-6300

7.  Number of Units Purchased:_______________________________

8.  Purchase Price (No. of Units x $30,000): $ 60,000

INVESTOR SIGNATURE:/s/  Robert W. Wyatt Jr. SECOND SIGNATURE:___________________

Date of Signature: 7-30-01

IRA CUSTODIAN SIGNATURE (If applicable)_________________________________________

By (print name):_______________________
                     IRA Custodian
Date:__________________________________

ACCEPTANCE:
REDLINE PERFORMANCE PRODUCTS, INC. hereby executes this Agreement as of the date set forth below.

By: /s/  Kent Harle
    ------------------------
    Its: President

Dated: 8-1-1

PLEASE RETURN THIS SUBSCRIPTION AGREEMENT AND PAYMENT TO:
Redline Performance Products, Inc. Private Placement
c/o GunnAllen Financial, Inc.
1715 Westshore Boulevard, Suite 700
Tampa, Florida 33607
Attn: Corporate Finance

                                      B-11.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS SECURITY OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A SUBSCRIPTION AGREEMENT AND LETTER OF INVESTMENT INTENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Void After 5:00 p.m. Vista, California time on June 30, 2002

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                       REDLINE PERFORMANCE PRODUCTS, INC.

Warrant No. U-30                                                 Shares: 10,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, ROBERT W. WYATT, JR., or registered assigns, is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time after the date of original issuance of this warrant (the "WARRANT") and prior to the time and date set forth above, ten thousand (10,000) fully paid and nonassessable shares of $0.01 par value per share common stock of the Company (such class of shares being referred to as the "COMMON STOCK," and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "WARRANT SHARES"). This Warrant is being issued in connection with a placement by the Company of Units (the "UNIT PLACEMENT"), each comprised of twenty thousand (20,000) shares of Series A Preferred Stock and a Warrant to purchase five thousand (5,000) shares of Common Stock, being conducted by the Company to raise up to $3,000,000, subject to the sale of additional Units to raise up to $660,000 and pursuant to the terms of a Subscription Agreement and Letter of Investment Intent (the "SUBSCRIPTION AGREEMENT"). This Warrant and the Holder hereof are entitled to all of the benefits provided for in the Subscription Agreement and Letter of Investment Intent, or which are referred to therein. The provisions of the Subscription Agreement and Letter of Investment Intent are incorporated herein by reference with the same force and effect as if fully set forth herein.

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of each Warrant Share shall be One and 50/100 Dollars ($1.50). The purchase price of one Warrant Share is referred to herein as the "WARRANT PRICE."

2. Adjustment of Warrant Price and Number of Warrant Shares. The provisions in this Warrant relating to the Warrant Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

         a. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

         b. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

         c. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume the obligation to deliver to the Holder such Substituted Property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

         d. If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 2(b) or 2(c), but which should, in the Company's reasonable judgment, result in an adjustment in the Warrant Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

         e. Upon any adjustment of the Warrant Price or the number of shares issuable upon of this Warrant, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3. No Fractional Shares. No fractional shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional share which would otherwise be issuable, the Company shall pay cash

                                       2.

         equal to the product of such fraction multiplied by the fair market value, as determined by the Company's officers, of one share of Common Stock on the date of exercise.

4. No Shareholder Rights. This Warrant shall not entitle its holder to vote, receive dividends or exercise any of the rights of a shareholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Warrant Shares upon the exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Exercise Form attached hereto duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of Warrant Shares with respect to which this Warrant shall not have been exercised. For each partial exercise the holder shall purchase a minimum of one thousand (1,000) Warrant Shares, or, if the number of Warrant Shares available for exercise under the Warrant is less than such minimum number, the balance of the Warrant Shares available for exercise under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, a completed Exercise Form, all documents the Company may reasonably request from the holder for the purpose of complying with applicable securities and other laws, and payment for the number of Warrant Shares being acquired upon exercise of this Warrant. The holder entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date. After such date, the Company shall issue and deliver to the holder or holders entitled to receive the same, a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided above.

7. Registration of Warrant Shares. The holder if this Warrant shall have the right to include the Warrant Shares in certain registered offerings conducted by the Company as set forth in the Investor Rights Provisions attached as Attachment C to the Subscription Agreement.

8.       Compliance with Securities Laws and Other Transfer Restrictions.

         a. The holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Warrant Shares which may be issued upon exercise hereof are being acquired for investment, that the holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Warrant Shares, and that the holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Act or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares are to be issued or so transferred, of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under

                                       3.

                 federal and applicable state securities laws. Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing holder's investment purpose and acceptance of the restrictions on transfer of the Warrant Shares, as well as any representations and agreements requested by the Company in order to permit the issuance of Warrant Shares to be made pursuant to exemptions from registration under federal and applicable state securities laws.

         b. If the Company conducts an Initial Public Offering of its Common Stock or undertakes to file a registration statement pursuant to Section 7, the holder of the Warrant or any Warrant Shares shall not, without the prior written consent of the Company and the managing underwriter in such offering: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Warrant or any of the Warrant Shares; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Warrant or any right to purchase any of the Warrant Shares; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to the Warrant or any of the Warrant Shares. Such restrictions shall be effective for a period of time equal to the period during which the managing underwriter imposes such transfer restrictions on the Company's officers and directors; provided, that in no event shall the restricted period applicable to a holder of this Warrant exceed one hundred eighty (180) days after effectiveness of the Company's registration statement filed under the Act with the Securities and Exchange Commission with respect to such offering.

         c. In the event the holder of this Warrant desires to transfer this Warrant, the holder shall provide the Company with a Form of Assignment, in the form attached hereto describing the manner of such transfer, and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under applicable securities laws, whereupon such holder shall be entitled to transfer this Warrant in accordance with the notice delivered by such holder to the Company. If, in the opinion of the counsel referred to in this Section, the proposed transfer or disposition described in the written notice given may not be effected without registration or qualification of this Warrant, the Company shall give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of such counsel, are permitted by law. The Company may place one or more restrictive legends on the Warrant or any certificates representing the Warrant Shares which set forth the restrictions contained herein, and may further place a "stop transfer" restriction in the Company's books and records with respect to the Warrant and any Warrant Shares. The restrictions set forth in this Warrant shall be binding upon any holder, donee, assignee or transferee of the Warrant or the Warrant Shares.

9. Subdivision of Warrant. At the request of the holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of Common Stock as shall be designated by such holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable securities laws.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement

                                       4.

         to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

11. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

12. Miscellaneous. This Warrant shall be governed by the laws of the state of Minnesota without reference to such state's choice of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing. Delivery shall be deemed to have occurred on the date three (3) days after depositing the notice in the U.S. mail or one (1) day after delivery of such notice to a reputable overnight delivery service.

ISSUED this 1st day of August, 2001.

REDLINE PERFORMANCE PRODUCTS, INC.

By: /s/   Kent Harle
    -------------------------------
    Its: President

                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE                    ADDRESS                     NUMBER OF SHARES
----------------                    -------                     ----------------

and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of REDLINE PERFORMANCE PRODUCTS, INC. maintained for the purpose, with full power of substitution in the premises. The undersigned understands that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.

Dated: _____________ ___, _____

___________________________________
Signature

___________________________________
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

                 (To be executed only upon exercise of Warrant)

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases _____________________________ of the number of shares of Common Stock of REDLINE PERFORMANCE PRODUCTS, INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

         The undersigned agrees to deliver a completed and executed subscription, investment or similar document requested by the Company in connection with the purchase of shares of Common Stock upon exercise of this Warrant.

Dated: __________________ ___, _____

_______________________________________
Signature of Registered Owner

_______________________________________
Street Address

_______________________________________
City, State, Zip Code

_______________________________________
IRS Identification Number

                       REDLINE PERFORMANCE PRODUCTS, INC.

                           INVESTOR RIGHTS PROVISIONS



              1.) Certain Definitions. Capitalized terms not defined herein shall have the meanings set forth in the Subscription Agreement and Letter of Investment Intent between the Company and each purchaser of Units, to which this Attachment C is attached. In addition, as used in this Attachment C, the following terms shall have the following respective meanings:

                  "AFFILIATE" means, as to any person, a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock or an equity interest, by contract, or otherwise.

                  "AGENT HOLDERS" shall mean the holders of: (i) Agent Warrants; and (ii) shares of Common Stock issued upon the exercise of the Agent Warrants.

                  "AGENT WARRANTS" shall mean a class of warrants to purchase Common Stock, each having the designation "AG-", which warrants were issued as compensation in connection with the Company's sale of Units.

                  "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock of the Company.

                  "COMMON STOCK EQUIVALENTS" shall mean the Company's Common Stock then outstanding plus the shares of Common Stock then issuable upon conversion of the outstanding Series A Preferred Stock.

                  "COMPANY" shall mean Redline Performance Products, Inc.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "HOLDER" shall mean each Series A Holder, Agent Holder, and Unit Warrant Holder.

                  "INDEMNIFIED PARTY" shall have the meaning assigned in Section 7(c) hereof.

                  "INDEMNIFYING PARTY" shall have the meaning assigned in
Section 7(c) hereof.

                  "INITIATING HOLDERS" shall have the meaning assigned in
Section 2(a) hereof.

                  "IPO" shall mean the closing of the first public offering of Common Stock of the Company pursuant to a registration statement under the Securities Act declared effective by the Commission.

                  "MATERIAL ADVERSE INFORMATION" shall have the meaning assigned in Section 4(b) hereof.

                  "OTHER HOLDERS" shall have the meaning assigned in Section 2(a) hereof.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and blue sky fees and expenses.

                  "REGISTRABLE SECURITIES" shall mean (i) Common Stock issued or issuable upon conversion of Series A Preferred Stock; (ii) Common Stock issued or issuable upon exercise of Unit Warrants; (iii) Common Stock issued or issuable upon exercise of Agent Warrants; and (iv) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization or similar event. Shares of Common Stock or other securities shall only be treated as Registrable Securities if they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission and such other governmental or regulatory bodies as are appropriate.

                  "RULE 145 TRANSACTION" shall mean any transaction described in Rule 145(a) promulgated by the Commission under the Securities Act.

                  "SERIES A PREFERRED STOCK" shall mean the Series A Preferred Stock of the Company.

                  "SERIES A FINANCING" shall mean the offer and sale by the Company of Units consisting of shares of Series A Preferred Stock and Unit Warrants.

                  "SERIES A HOLDERS" shall mean the holders of: (i) Series A Preferred Stock acquired upon purchase of Units; and (ii) Common Stock issued upon the conversion of Series A Preferred Stock.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, stock transfer taxes and fees of counsel to Holders applicable to the securities included in a registration by the Holders.

                  "UNIT WARRANT HOLDERS" shall mean the holders of: (i) Unit Warrants; and (ii) the Common Stock issued upon exercise of Unit Warrants.

                  "UNIT WARRANTS" shall mean a class of warrants to purchase Common Stock, each having the designation "AE-", which warrants were issued in connection with the Company's sale of Units, consisting of shares of the Company's Series A Preferred Stock and Unit Warrants.

         2.) Requested Registration on Form S-3.

         (a) Request for Registration. Commencing one (1) year after an IPO, upon the written request by the Holders of Registrable Securities who collectively hold more than 50% of the Registrable Securities (such requesting holder or holders referred to as the "INITIATING HOLDERS"), provided, that the Company is eligible to use registration Form S-3, or a successor form, to effect the requested registration and the Registrable Securities included in any such registration have a dollar value of not less than $2 million as of the close of business on the date on which such request was made, the Company will:

                  (1) promptly give written notice of the proposed registration, qualification or compliance to all other Holders who are not Initiating Holders; and

                  (2) as soon as practicable, use its reasonable best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder(s) joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company (collectively, the "OTHER HOLDERS").

         (b) Underwriting. In the event that the Initiating Holders indicate in their written request pursuant to Section 2(a) that a registration pursuant to this Section 2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2(a)(1). In such event, the right of any Holder, as the case may be, to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. The Company shall (together with all Initiating Holders and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company. Notwithstanding any other provision of this
         Section 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Initiating Holders and the Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated among the Initiating Holders and the Other Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that such Initiating Holders and Other Holders have requested pursuant to Section 2(a) hereof to include in such registration. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Initiating Holder or Other Holder to the nearest one hundred (100) shares.

         (c) The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

                  (1) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of any registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 Transaction or with respect to an employee benefit plan) and ending one hundred eighty (180) days following the effective date of any public offering by the Company of such securities; or

                  (2) After the Company has effected one (1) registration pursuant to this Section 2, and such registration has been declared or ordered effective.

         (d) The Company shall be entitled to postpone the filing of a registration statement pursuant to this Section 2 for a reasonable time (not to exceed ninety (90) days) on one occasion during any twelve (12) month period if:

                  (1) Within ten (10) business days after the Company receives a demand notice, the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith belief of a majority of the Board of Directors, it would be in the best interests of the Company and its stockholders to delay any such registration at that time;

                  (2) If at any time the Company is subject to the periodic reporting requirements under the Exchange Act, and the Company informs the Holders that it believes that any fact or circumstance concerning the Company exists which, in the good faith judgment of a majority of the Board of Directors, constitutes material information which has not been publicly disclosed and which the Board of Directors believes, in its good faith judgment, is inappropriate or inadvisable so to disclose; or

                  (3) The Company is engaged in any program for the purchase of shares of Common Stock.

                  (4) If the Company shall so postpone the filing of a registration statement, the Company promptly shall give the Holders written notice of such postponement, including a statement of the reasons therefore and the expected duration thereof, and the Initiating Holders making the request for demand registration shall have the right to withdraw the request for registration by giving written notice to the Company within fifteen (15) days after receipt of the notice of postponement. If such Holders shall withdraw the request for registration: (A) such registration shall not recommence; and (B) such request shall not be counted as the one (1) registration to which the Holders (taken together as a whole) are entitled under this Section 2.

                  (5) Subject to the foregoing clauses (1) through (4), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

         3.) Company Registration.

         (a) Notice of Registration. If at any time or from time to time, after the date six (6) months after an IPO, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration on Form S-8 or a successor form relating solely to employee benefit plans (ii) a registration on Form S-4 or a successor form; or (iii) a registration relating solely to a Rule 145 Transaction, the Company will:

                  (1)      promptly give to each Holder written notice thereof;
                           and

                  (2) subject to Section 3(b), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty
                           (20) days after receipt of such written notice from the Company, by any Holder. If any Holder decides not to include all of its Registrable Securities in such registration, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(1). In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable

         Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company; provided, that no Holder shall be liable for indemnification or contribution in a dollar amount in excess of the net proceeds such Holder received in such offering. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit on a pro rata basis (based on the total number of the Registrable Securities entitled to registration held by the Holder) the number of Registrable Securities to be included in such registration; provided that no such reduction shall be made with respect to securities being offered by the Company for its own account. The Company shall advise all Holders proposing to distribute their securities through such underwriting of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder proposing to distribute their securities through such underwriting to the nearest one hundred (100) shares.

         (c) Right to Terminate Registration. Notwithstanding Section 5(b), the Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to or after the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

         4.) Expenses of Registration.

         (a) The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 hereof. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders, as the case may be, pro rata on the basis of the number of shares so registered.

         (b) Notwithstanding anything herein to the contrary, the Company shall not be required to pay (and the Holders shall be required to pay as set forth below) for expenses of any registration proceeding begun pursuant to Section 2, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon Material Adverse Information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2 or 3, as the case may be, in which event such right shall be forfeited by all Holders. If the Holders are required to pay Registration Expenses pursuant hereto, such expenses (which shall not be deemed to include (i) the cost of normal audits of the Company that would have been performed in any event, or
         (ii) the time of any executive or other personnel of the Company involved in the preparation of the registration statement) shall be borne by the Holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. For purposes of this Section 4(b), "MATERIAL ADVERSE INFORMATION" shall mean information relating to any occurrence that is materially adverse as to the business, properties or financial condition of the Company, but shall not include information relating to the economy or financial markets generally or the Company's industry generally.

         5.) Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered as provided here, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

         (b) Notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days and comply with the provision of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) Furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) Use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) Notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) Subject to reasonable limits on disclosure, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (g) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not then listed and if the registration relates to an IPO, cause such Registrable Securities to be included in whatever exchange or national automated quotation system the Board of Directors determines is appropriate;

         (h) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (i) Cooperate with the sellers of Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, without any restrictive legends, in such denominations and registered in such names as the managing underwriter(s) may request at least two business days prior to any sale thereof to the underwriters, if applicable;

         (j) Participate, to the extent reasonably requested by the managing underwriter for the offering or the holders of Registrable Securities to be sold, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable percent of equity securities by the Company;

         (k) Obtain from its accountants "cold-comfort" letters, dated the effective date of the Registration Statement and the date of the closing of the sale of the Registrable Securities, and addressed to the Company and, subject to such accountant's reasonable discretion, to the selling Holders, in form and substance as are customarily issued in connection with underwritten public offerings;

         (l) Obtain from its counsel an opinion, addressed to the selling Holders, with respect to the offering in form and substance as are customarily issued in connection with comparable offerings;

         (m) Use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

         (n) Take such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         6.) Additional Provisions.

         (a) Information by Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information, including information regarding such Holders, the Registrable Securities held by them and the distribution proposed, as the Company may request in writing to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to herein.

         (b) Termination. All rights granted and obligations imposed pursuant to Sections 2 and 3 shall terminate (i) as to all Holders on the earlier of three (3) years after the date of an IPO or (ii) as to each Holder, as the case may be, at such time as such Holder (together with such Holder's Affiliates) holds less than one percent (1%) of the Company's outstanding capital stock (if applicable, on an as-converted-to-Common-Stock basis) and such Holder can sell all of such Holder's Registrable Securities pursuant to Rule 144(k) or pursuant to Rule 144 under the Securities Act within any three (3) month period.

         (c) Market Standoff. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) day period beginning on the effective date of any underwritten registration pursuant to Section 2 or any underwritten Company registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (d) Suspension of Disposition. The Holders agree that upon receipt of any notice from the Company of any material event, the Holders will discontinue disposition of any Registrable Securities pursuant to the registration statement covering such Registrable Security until the Holders receipt of the copies of the supplemented or amended prospectus, and if so directed by the Company, the Holders would deliver to the Company all copies, then and there possessed, of any prospectus covering such Registrable Securities current at the time of receipt of such notice, other than permanent file copies. If the Company shall give any such notice, the period set forth in Section 5(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Holders shall have received the copies of the supplemented or amended prospectus contemplated herein.

         (e) Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Holders who collectively hold at least a majority of the Registrable Securities, enter into any agreement (except as provided herein) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any registration filed under Section 2 or 3, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Securities may include shares in such registration.

         7.) Indemnification.

         (a) By Company. The Company will indemnify each Holder, with respect to each registration, qualification or compliance which has been effected pursuant to Section 2 or 3 hereof to this Attachment C, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company for use in connection with such registration by such Holder, controlling person or underwriter. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 7(a) to reimburse legal fees and expenses of more than one separate counsel for the Holders.

         (b) By Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of their officers and directors and each person controlling such Holder or within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company for use in connection with such registration by such Holder, as the case may be.

         (c) Procedures. Each party entitled to indemnification under this
         Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Attachment C unless the failure to give such notice is prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         8.) Information Rights.

         (a) Delivery of Information. The Company shall deliver to each Holder, as soon as practicable, but in any event within one hundred twenty
         (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants selected by the Company. The Company shall also deliver to each Holder within sixty (60) days after the end of each quarter, an unaudited income statement and balance sheet for and as of the end of such quarter.

         (b) Termination of Information Covenants. The covenants set forth in this Section 8 shall terminate as to each Holder and be of no further force or effect immediately upon the Company becoming a reporting company under the Exchange Act.

         (c) Confidentiality of Information. Each Holder agrees that any information obtained by such Holder pursuant to this Section 8 which is, or would reasonably be perceived to be, proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Each Holder further acknowledges and understands that any information so obtained which may be considered material non-public information will not be utilized by such Holder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal antifraud statutes.

         9.) Amendments. Any term included in this Attachment C may be amended and the observance of any term of this Attachment C may be waived only with the written consent of the Company and the holders of more than 50% of the Registrable Securities. Any amendment or waiver effected in accordance with this Section will be binding upon the Company and each holder of securities in to which such securities are convertible, and any future holders of such securities. Any holder of securities subject to this Attachment C may waive its rights hereunder without obtaining the consent of any other person.

         10.) Rule 144 Requirements. During such time as a class of the Company's securities is registered under Section 12 of the Exchange Act, the Company agrees to use reasonable efforts to:

         (a) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) Furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act and (ii) a copy of the most recent annual or quarterly report of the Company.

         11.) Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities as provided herein may be transferred by any Holder in any transfer of the Registrable Securities to a transferee; provided, that the Company is given written notice by such Holder of Registrable Securities at the time of the said transfer stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being transferred, that said transferee agrees in writing to be bound by the provisions set forth herein.